UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2022

Ziff Davis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
114 5th Avenue, 15th Floor
New York, New York 10011
(Address of principal executive offices)

(212) 503-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZD	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 10, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual format due to current restrictions on social gatherings.

(b) Below are the voting results for the matters submitted to the Company’s stockholders for a vote at the Annual Meeting:

(1) The election of the following six director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Vivek Shah	42,749,635	285,838	18,484	1,419,988
Sarah Fay	42,463,703	572,791	17,463	1,419,988
Trace Harris	42,978,494	56,479	18,984	1,419,988
W. Brian Kretzmer	40,944,646	2,088,029	21,282	1,419,988
Jonathan F. Miller	42,423,861	611,098	18,998	1,419,988
Scott C. Taylor	42,962,306	72,783	18,868	1,419,988

(2) A proposal to approve, in an advisory vote, the compensation of the named executive officers. This proposal was approved with the following vote:

For	31,209,344
Against	11,823,312
Abstain	21,301
Broker Non-Votes	1,419,988

(3) A proposal to ratify the appointment of BDO USA, LLP to serve as the Company’s independent auditors for fiscal 2022. This proposal was approved with the following vote:

For	44,327,331
Against	129,502
Abstain	17,112

Item 7.01. Regulation FD Disclosure.

On May 12, 2022, the Company will participate in the Goldman Sachs 7th Annual Leveraged Finance and Credit Conference. No Webcast is available.

On May 23, 2022, the Company will participate in the J.P. Morgan 50th Annual Global Technology, Media and Communications Conference. A Webcast of the conference will be available at https://jpmorgan.metameetings.net/events/tmc22/sessions/42075-ziff-davis-inc/webcast.

NOTE: The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements. Such forward-looking statements are based on management’s expectations or beliefs as of May 12, 2022. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control and are described in the Company’s Annual Report on Form 10-K filed by the Company on March 15, 2022 with the Securities and Exchange Commission (the “SEC”) and the other reports the Company files from time to time with the SEC. The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis, Inc. (Registrant)

Date:	May 12, 2022	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel